EXHIBIT 99.2

SECOND QUARTER 2009

Supplemental Operating and Financial Data

Camden Midtown - Houston, TX
337 Apartment Homes
Developed in 1999, Currently 97% Occupied

Camden Property Trust
Three Greenway Plaza, Suite 1300
Houston, Texas 77046
Phone: 713-354-2500     Fax: 713-354-2700
www.camdenliving.com

In addition to historical information, this document contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's  beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

CAMDEN PROPERTY TRUST ANNOUNCES

SECOND QUARTER 2009 OPERATING RESULTS

Houston, TEXAS (July 30, 2009) – Camden Property Trust (NYSE: CPT) today announced operating results for the three and six months ended June 30, 2009.

“We are pleased to report that Camden’s second quarter operating results were better than expected,” said Richard J. Campo, Chairman and Chief Executive Officer.  “Funds from operations (“FFO”) for the second quarter totaled $0.78 per diluted share, excluding a $0.06 per diluted share non-recurring charge related to early retirement of secured debt which was not included in prior guidance.  We are also pleased to announce that we are maintaining the midpoint of both our FFO and same-property net operating income (“NOI”) guidance.”

Funds From Operations
FFO for the second quarter of 2009 totaled $0.72 per diluted share or $46.6 million, as compared to $0.94 per diluted share or $54.9 million for the same period in 2008.  FFO for the six months ended June 30, 2009 totaled $1.60 per diluted share or $98.2 million, as compared to $1.83 per diluted share or $107.2 million for the same period in 2008.  FFO for the three and six months ended June 30, 2009 included a $0.06 per diluted share impact from losses related to early retirement of secured debt, partially offset by a $0.02 per share impact from gains related to early retirement of unsecured debt which was included in prior guidance.  FFO for the three and six months ended June 30, 2008 included a $0.04 per diluted share impact from gains related to early retirement of debt.

Net Income Attributable to Common Shareholders (“EPS”)
The Company reported net income attributable to common shareholders (“EPS”) of $18.3 million or $0.30 per diluted share for the second quarter of 2009, as compared to $17.3 million or $0.31 per diluted share for the same period in 2008.  EPS for the three months ended June 30, 2009 included a $0.27 per diluted share impact from gain on sale of discontinued operations, and a $0.04 per diluted share impact from losses related to early retirement of debt. EPS for the three months ended June 30, 2008 included a $0.15 per diluted share impact from gain on sale of discontinued operations, and a $0.04 per diluted share impact from gains related to early retirement of debt.

For the six months ended June 30, 2009, net income attributable to common shareholders totaled $24.5 million or $0.41 per diluted share, as compared to $32.2 million or $0.57 per diluted share for the same period in 2008.  EPS for the six months ended June 30, 2009 included a $0.29 per diluted share impact from gain on sale of discontinued operations, and a $0.04 per diluted share impact from losses related to early retirement of debt. EPS for the six months ended June 30, 2008 included a $0.28 per diluted share impact from gain on sale of properties including discontinued operations, and a $0.04 per diluted share impact from gains related to early retirement of debt.

A reconciliation of net income attributable to common shareholders to FFO is included in the financial tables accompanying this press release.

Same-Property Results
For the 42,670 apartment homes included in consolidated same-property results, second quarter 2009 same-property NOI declined 7.7% compared to the second quarter of 2008, with revenues declining 2.3% and expenses increasing 7.1%.  On a sequential basis, second quarter 2009 same-property NOI declined 2.4% compared to the first quarter of 2009, with revenues declining 0.1% and expenses increasing 3.8% compared to the prior quarter.  On a year-to-date basis, 2009 same-property NOI declined 5.8%, with revenues declining 1.4% and expenses increasing 6.3% compared to the same period in 2008. Same-property physical occupancy levels for the portfolio averaged 94.2% during the second quarter of 2009, compared to 94.6% in the second quarter of 2008 and 93.6% in the first quarter of 2009.

The Company defines same-property communities as communities owned and stabilized as of January 1, 2008, excluding properties held for sale and communities under redevelopment.  A reconciliation of net income attributable to common shareholders to net operating income and same-property net operating income is included in the financial tables accompanying this press release.

Development Activity
During the second quarter, the Company completed lease-up on Camden Cedar Hill in Austin, TX.  As of June 30, 2009, construction had been completed on all of Camden’s wholly-owned development projects, with no material obligations remaining to fund.  The Company currently has five wholly-owned apartment communities completed and in lease-up:  Camden Potomac Yard in Arlington, VA, a $104.8 million project that is currently 84% leased; Camden Summerfield in Landover, MD, a $62.6 million project that is currently 93% leased; Camden Orange Court in Orlando, FL, a $45.5 million project that is currently 81% leased; Camden Whispering Oaks in Houston, TX, a $27.4 million project that is currently 92% leased; and Camden Dulles Station in Oak Hill, VA, a $72.2 million project that is currently 67% leased.  The Company also had two joint venture communities which were completed and in lease-up:  Camden College Park in College Park, MD, a $127.9 million project that is currently 84% leased; and Camden Amber Oaks in Austin, TX, a $35.0 million project that is currently 62% leased.

The Company has one joint venture community currently under construction and in lease-up: Braeswood Place in Houston, TX, a $48.6 million joint venture project that is currently 43% leased.  Camden has two additional joint venture communities currently under construction in Houston, TX:  Camden Travis Street, a $39.0 million project, and Belle Meade, a $33.2 million project.  Both projects are scheduled for initial occupancy later in 2009.

Disposition Activity
On June 30, 2009, the Company disposed of Camden West Oaks, a 671-home apartment community in Houston, TX for a total of $28.7 million, resulting in a gain on sale of $16.9 million.

Equity Offering
During the second quarter, Camden completed a public offering of 10,350,000 common shares at a price of $27.50 per share.  The Company received approximately $272.1 million in net proceeds from the offering after deducting the underwriting discount and expenses of the offering.

Debt Repurchases & Retirements
During the quarter, Camden repurchased a total of $182.3 million of senior unsecured notes, resulting in a $1.1 million gain on early retirement of debt.  On June 30, 2009, the Company prepaid $135.3 million of secured mortgage debt originally scheduled to mature in 2010 and 2011, resulting in a $3.8 million loss on early retirement of debt.  Subsequent to quarter-end, the Company retired $81.9 million of senior unsecured notes.  Camden has no remaining debt maturities in 2009 and $137.6 million of debt maturities in 2010.

Earnings Guidance
Camden updated its earnings guidance for 2009 based on its current and expected views of the apartment market and general economic conditions.  Full-year 2009 FFO is expected to be $2.91 to $3.05 per diluted share, and full-year 2009 EPS is expected to be $0.42 to $0.56 per diluted share.  The Company’s previous FFO guidance was $2.87 to $3.09 per diluted share.  Third quarter 2009 earnings guidance is $0.67 to $0.73 per diluted share for FFO and $0.02 to $0.08 per diluted share for EPS.  Camden intends to update its earnings guidance to the market on a quarterly basis.

The Company’s 2009 earnings guidance continues to be based on projections of same-property NOI declines between 4.5% and 7.5%.  Same-property revenue is now expected to decline between 2.0% and 3.5%, compared to a prior estimated decline between 0.5% and 2.5%.  Same-property expense growth is projected between 2.5% and 4.0%, compared to a prior range of 5.0% to 6.25%.  A reconciliation of expected net income attributable to common shareholders to expected FFO is included in the financial tables accompanying this press release.

Conference Call
The Company will hold a conference call on Friday, July 31, 2009 at 11:00 a.m. Central Time to review its second quarter 2009 results and discuss its outlook for future performance.  To participate in the call, please dial (866) 843-0890 (domestic) or (412) 317-9250 (international) by 10:50 a.m. Central Time and enter passcode: 9120864, or join the live webcast of the conference call by accessing the Investor Relations section of the Company’s website at camdenliving.com.  Supplemental financial information is available in the Investor Relations section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities. Camden owns interests in and operates 182 properties containing 62,946 apartment homes across the United States. Upon completion of three properties under development, the Company’s portfolio will increase to 63,658 apartment homes in 185 properties. Camden was recently named by FORTUNE® Magazine for the second consecutive year as one of the “100 Best Companies to Work For” in America.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
	(In thousands, except per share, property data amounts and ratios)

(Unaudited)
	Three Months Ended June 30,				Six Months Ended June 30,
	2009		2008		2009		2008
Total property revenues (a)	$157,457		$155,527		$314,489		$306,991

EBITDA	85,188		88,320		170,460		175,660

Net income attributable to common shareholders	18,315		17,294		24,549		32,209
Per share - basic	0.30		0.31		0.42		0.58
Per share - diluted	0.30		0.31		0.41		0.57

Income from continuing operations attributable to common shareholders	853		7,033		6,502		14,141
Per share - basic	0.01		0.12		0.11		0.25
Per share - diluted	0.01		0.12		0.11		0.25

Funds from operations	46,573		54,868		98,154		107,198
Per share - diluted	0.72		0.94		1.60		1.83

Dividends per share	0.45		0.70		1.15		1.40
Dividend payout ratio	62.5%		74.5%		71.9%		76.5%

Interest expensed (including discontinued operations)	34,002		33,463		66,247		66,239
Interest capitalized	2,529		4,264		4,909		9,623
Total interest incurred	36,531		37,727		71,156		75,862

Principal amortization	1,806		3,131		4,221		6,411
Preferred distributions	1,750		1,750		3,500		3,500

Interest expense coverage ratio	2.5	X	2.6	X	2.6	X	2.7	X
Total interest coverage ratio	2.3	X	2.3	X	2.4	X	2.3	X
Fixed charge expense coverage ratio	2.3	X	2.3	X	2.3	X	2.3	X
Total fixed charge coverage ratio	2.1	X	2.1	X	2.2	X	2.0	X
Unencumbered real estate assets (at cost) to unsecured debt ratio	2.3	X	1.9	X	2.3	X	1.9	X

Same property NOI increase (b)	(7.7%)		0.8%		(5.8%)		1.0%
(# of apartment homes included)	42,670		42,166		42,670		42,166

Gross turnover of apartment homes (annualized)	72%		75%		67%		68%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	59%		65%		54%		59%

					As of June 30,
					2009		2008
Total assets					$4,797,920		$4,901,296
Total debt					$2,697,818		$2,939,355
Common and common equivalent shares, outstanding end of period (c)					68,908		58,570
Share price, end of period					$27.60		$44.26
Preferred units, end of period					$97,925		$97,925
Book equity value, end of period (d)					$1,839,123		$1,681,400
Market equity value, end of period (d)					$2,001,861		$2,692,308

(a) Excludes discontinued operations.

(b) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2008, excluding properties held for sale and communities under redevelopment.

(c) Includes at June 30, 2009: 66,051 common shares, plus common share equivalents upon the assumed conversion of minority interest units (2,857).

(d) Includes: common shares, preferred and common units, and common share equivalents.

Note:  Please refer to pages 28 and 29 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
	(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Six Months Ended
	June 30,		June 30,
OPERATING DATA	2009	2008	2009	2008
Property revenues
Rental revenues	$135,800	$136,555	$272,300	$270,818
Other property revenues	21,657	18,972	42,189	36,173
Total property revenues	157,457	155,527	314,489	306,991

Property expenses
Property operating and maintenance	44,562	40,218	86,845	79,397
Real estate taxes	18,532	17,831	37,064	35,112
Total property expenses	63,094	58,049	123,909	114,509

Non-property income
Fee and asset management income	2,244	2,131	4,275	4,543
Interest and other income	1,097	1,092	1,832	2,425
Income (loss) on deferred compensation plans	7,660	(639)	3,508	(9,180)
Total non-property income (loss)	11,001	2,584	9,615	(2,212)

Other expenses
Property management	4,542	5,281	9,471	10,181
Fee and asset management	1,303	1,696	2,438	3,421
General and administrative	7,246	8,414	15,478	16,374
Interest	34,002	33,286	66,247	65,859
Depreciation and amortization	43,888	43,190	87,868	84,706
Amortization of deferred financing costs	857	589	1,674	1,323
Expense (benefit) on deferred compensation plans	7,660	(639)	3,508	(9,180)
Total other expenses	99,498	91,817	186,684	172,684

Income from continuing operations before gain on sale of properties, including land, gain (loss) on early retirement of debt, and equity in
income (loss) of joint ventures	5,866	8,245	13,511	17,586
Gain on sale of properties, including land	-	-	-	1,106
Gain (loss) on early retirement of debt	(2,716)	2,298	(2,550)	2,298
Equity in income (loss) of joint ventures	222	(474)	630	(521)
Income from continuing operations before income taxes	3,372	10,069	11,591	20,469
Income tax expense - current	(347)	(160)	(646)	(433)
Income from continuing operations	3,025	9,909	10,945	20,036
Income from discontinued operations	575	1,712	1,160	3,392
Gain on sale of discontinued operations	16,887	8,549	16,887	14,676
Net income	20,487	20,170	28,992	38,104
Less net income allocated to noncontrolling interests	(422)	(1,126)	(943)	(2,395)
Less income allocated to perpetual preferred units	(1,750)	(1,750)	(3,500)	(3,500)
Net income attributable to common shareholders	$18,315	$17,294	$24,549	$32,209

CONDENSED CONSOLIDATED STATEMENTS OF OTHER COMPREHENSIVE INCOME
Net income	$20,487	$20,170	$28,992	$38,104
Other comprehensive income (loss)
Unrealized gain (loss) on cash flow hedging activities	1,361	15,623	(1,574)	(3,802)
Reclassification of net losses on cash flow hedging activities	5,469	2,640	10,744	3,970
Comprehensive income	27,317	38,433	38,162	38,272
Less net income allocated to noncontrolling interests	(422)	(1,126)	(943)	(2,395)
Less income allocated to perpetual preferred units	(1,750)	(1,750)	(3,500)	(3,500)
Comprehensive income attributable to common shareholders	$25,145	$35,557	$33,719	$32,377

PER SHARE DATA
Net income attributable to common shareholders - basic	$0.30	$0.31	$0.42	$0.58
Net income attributable to common shareholders - diluted	0.30	0.31	0.41	0.57
Income from continuing operations attributable to common shareholders - basic	0.01	0.12	0.11	0.25
Income from continuing operations attributable to common shareholders - diluted	0.01	0.12	0.11	0.25

Weighted average number of common and
common equivalent shares outstanding:
Basic	61,499	55,351	58,542	55,158
Diluted	61,499	56,033	59,025	55,829

Note:  Please refer to pages 28 and 29 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
	(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Six Months Ended
	June 30,		June 30,
FUNDS FROM OPERATIONS	2009	2008	2009	2008

Net income attributable to common shareholders	$18,315	$17,294	$24,549	$32,209
Real estate depreciation and amortization from continuing operations	42,863	42,295	85,873	82,948
Real estate depreciation from discontinued operations	-	1,114	-	2,399
Adjustments for unconsolidated joint ventures	1,961	1,715	3,877	3,254
Income allocated to noncontrolling interests	321	1,004	742	2,160
(Gain) on sale of operating properties, net of taxes	-	-	-	(1,106)
(Gain) on sale of discontinued operations	(16,887)	(8,554)	(16,887)	(14,666)
Funds from operations - diluted	$46,573	$54,868	$98,154	$107,198

PER SHARE DATA
Funds from operations - diluted	$0.72	$0.94	$1.60	$1.83
Cash distributions	0.45	0.70	1.15	1.40

Weighted average number of common and
common equivalent shares outstanding:
FFO - diluted	64,357	58,612	61,430	58,578

PROPERTY DATA
Total operating properties (end of period) (a)	182	182	182	182
Total operating apartment homes in operating properties (end of period) (a)	62,946	63,612	62,946	63,612
Total operating apartment homes (weighted average)	50,846	51,957	50,767	51,860
Total operating apartment homes - excluding discontinued operations (weighted average)	50,175	49,093	50,096	48,924

(a) Includes joint ventures and properties held for sale.

Note:  Please refer to pages 28 and 29 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
	(In thousands)

(Unaudited)	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2009	2009	2008	2008	2008
ASSETS
Real estate assets, at cost
Land	$746,936	$746,935	$744,059	$745,085	$755,200
Buildings and improvements	4,473,906	4,466,296	4,447,587	4,442,067	4,474,749
	5,220,842	5,213,231	5,191,646	5,187,152	5,229,949
Accumulated depreciation	(1,065,861)	(1,023,466)	(981,049)	(952,883)	(935,640)
Net operating real estate assets	4,154,981	4,189,765	4,210,597	4,234,269	4,294,309
Properties under development and land	268,655	258,239	264,188	323,300	333,419
Investments in joint ventures	22,334	15,158	15,106	15,663	14,773
Properties held for sale, including land	6,732	20,696	20,653	9,495	36,152
Total real estate assets	4,452,702	4,483,858	4,510,544	4,582,727	4,678,653
Accounts receivable - affiliates	35,909	36,105	37,000	36,868	36,556
Notes receivable
Affiliates	54,033	58,481	58,109	58,240	53,849
Other	-	-	8,710	8,710	8,710
Other assets, net (a)	92,421	84,905	103,013	111,847	117,599
Cash and cash equivalents	157,665	7,256	7,407	29,517	1,242
Restricted cash	5,190	4,437	5,559	4,971	4,687
Total assets	$4,797,920	$4,675,042	$4,730,342	$4,832,880	$4,901,296

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Notes payable
Unsecured	$1,728,150	$2,151,492	$2,103,187	$2,096,285	$2,400,027
Secured	969,668	680,631	729,209	727,235	539,328
Accounts payable and accrued expenses	65,012	73,250	82,575	86,668	77,441
Accrued real estate taxes	30,154	19,113	23,600	40,664	30,664
Other liabilities (b)	132,763	137,397	149,554	124,915	129,471
Distributions payable	33,050	43,136	42,936	42,968	42,965
Total liabilities	2,958,797	3,105,019	3,131,061	3,118,735	3,219,896

Commitments and contingencies

Perpetual preferred units	97,925	97,925	97,925	97,925	97,925

Shareholders' equity
Common shares of beneficial interest	769	666	660	660	660
Additional paid-in capital	2,517,788	2,242,940	2,237,703	2,232,436	2,230,119
Distributions in excess of net income attributable to common shareholders	(357,168)	(345,481)	(312,309)	(238,301)	(272,294)
Notes receivable secured by common shares	(287)	(291)	(295)	(298)	(302)
Treasury shares, at cost	(462,751)	(462,751)	(463,209)	(463,108)	(463,574)
Accumulated other comprehensive loss (c)	(41,886)	(48,716)	(51,056)	(17,423)	(15,955)
Total common shareholders' equity	1,656,465	1,386,367	1,411,494	1,513,966	1,478,654
Noncontrolling interest	84,733	85,731	89,862	102,254	104,821
Total shareholders' equity	1,741,198	1,472,098	1,501,356	1,616,220	1,583,475
Total liabilities and shareholders' equity	$4,797,920	$4,675,042	$4,730,342	$4,832,880	$4,901,296

(a) includes:
net deferred charges of:	$12,108	$10,061	$10,505	$11,388	$9,434

(b) includes:
deferred revenues of:	$3,183	$2,402	$2,640	$2,940	$2,747
distributions in excess of investments in joint ventures of:	$30,287	$31,318	$30,105	$27,977	$26,022
fair value adjustment of derivative instruments:	$41,797	$48,693	$51,068	$17,511	$15,955

(c) Represents the fair value adjustment of derivative instruments and gain on post retirement obligations.

CAMDEN		PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT JUNE 30, 2009 (in apartment homes)

	"Same Property"	Non-"Same Property" (a)	Wholly - Owned	Joint Venture	Stabilized Operating	Completed in Lease-up	Total Operating	Under Construction	Total
D.C. Metro (b)(c)	4,157	368	4,525	-	4,525	1,543	6,068	-	6,068
Las Vegas, NV	2,889	1,080	3,969	4,047	8,016	-	8,016	-	8,016
Los Angeles/Orange County, CA	1,770	-	1,770	711	2,481	-	2,481	-	2,481
San Diego/Inland Empire, CA	846	350	1,196	-	1,196	-	1,196	-	1,196
Tampa, FL	4,965	538	5,503	-	5,503	-	5,503	-	5,503
Dallas, TX	4,723	940	5,663	456	6,119	-	6,119	-	6,119
Houston, TX (d)	2,679	1,509	4,188	1,487	5,675	274	5,949	712	6,661
SE Florida	2,520	-	2,520	-	2,520	-	2,520	-	2,520
Charlotte, NC	3,286	288	3,574	-	3,574	-	3,574	-	3,574
Orlando, FL	3,296	-	3,296	-	3,296	261	3,557	-	3,557
Atlanta, GA	3,202	-	3,202	-	3,202	-	3,202	-	3,202
Denver, CO	1,851	-	1,851	320	2,171	-	2,171	-	2,171
Raleigh, NC	2,704	-	2,704	-	2,704	-	2,704	-	2,704
Phoenix, AZ	1,441	-	1,441	992	2,433	-	2,433	-	2,433
Austin, TX (e)	1,645	208	1,853	253	2,106	348	2,454	-	2,454
Other	696	1,066	1,762	3,237	4,999	-	4,999	-	4,999

Total Portfolio	42,670	6,347	49,017	11,503	60,520	2,426	62,946	712	63,658

(a) Includes two redevelopment properties (672 apartment homes).
(b) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.
(c) 508 units completed in lease up in College Park, MD are held through a joint venture investment.
(d) 712 units under construction in Houston, TX are held through joint venture investments, of which 253 units are fully consolidated.
(e) 348 units in lease-up in Austin, TX are held through a joint venture investment.

SECOND QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED: (h)

	"Same Property" Communities	Operating Communities (f)	Incl. JVs at Pro Rata % (g)	Jun 30 2009	Mar 31 2009	Dec 31 2008	Sep 30 2008	Jun 30 2008
D.C. Metro	16.4%	17.5%	17.1%	95.0%	94.2%	94.8%	96.5%	96.0%
Las Vegas, NV	6.2%	7.6%	8.5%	93.1%	93.0%	93.0%	95.2%	94.9%
Los Angeles/Orange County, CA	7.5%	6.3%	6.6%	93.4%	92.3%	94.2%	94.4%	94.7%
San Diego/Inland Empire, CA	2.9%	3.5%	3.4%	94.1%	91.6%	91.0%	94.4%	94.6%
Tampa, FL	8.3%	7.8%	7.4%	93.3%	93.5%	93.3%	93.5%	93.4%
Dallas, TX	7.5%	7.4%	7.2%	94.5%	93.4%	93.0%	94.1%	93.7%
Houston, TX	5.5%	8.6%	8.8%	95.5%	95.0%	95.6%	95.0%	95.3%
SE Florida	8.2%	7.0%	6.7%	95.4%	94.5%	95.1%	95.8%	95.4%
Charlotte, NC	7.0%	6.4%	6.1%	93.8%	92.6%	92.4%	94.6%	94.7%
Orlando, FL	6.3%	5.6%	5.4%	93.6%	94.2%	93.3%	95.0%	93.7%
Atlanta, GA	7.0%	6.0%	5.7%	94.2%	92.4%	93.3%	94.7%	94.7%
Denver, CO	4.5%	3.8%	4.0%	95.6%	93.7%	93.5%	96.0%	95.7%
Raleigh, NC	5.5%	4.6%	4.4%	94.1%	94.0%	92.7%	95.0%	94.3%
Phoenix, AZ	2.9%	2.4%	2.6%	91.5%	92.7%	92.0%	92.4%	93.1%
Austin, TX	2.6%	2.4%	2.4%	94.0%	93.1%	93.8%	95.1%	94.4%
Other	1.7%	3.1%	3.7%	95.6%	94.4%	94.6%	95.4%	95.7%

Total Portfolio	100.0%	100.0%	100.0%	94.2%	93.6%	93.6%	94.9%	94.6%

(f) Operating communities include wholly-owned communities and completed communities in lease-up at quarter end and exclude communities sold during the quarter.
(g) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from joint venture communities.
(h) Occupancy figures include apartment homes held through joint venture investments but exclude communities in lease-up, under development, or under redevelopment.

CAMDEN			COMPONENTS OF
				PROPERTY NET OPERATING INCOME
				(In thousands, except property data amounts)

(Unaudited)

		Three Months Ended June 30,			Six Months Ended June 30,
Property Revenues	Apartment Homes	2009	2008	Change	2009	2008	Change
"Same Property" Communities (a)	42,670	$131,161	$134,310	$(3,149)	$262,392	$266,150	$(3,758)
Non-"Same Property" Communities (b)	5,675	18,202	16,199	2,003	36,690	31,599	5,091
Development and Lease-Up Communities (c)	1,823	5,469	1,303	4,166	10,202	1,790	8,412
Redevelopment Communities (d)	672	1,363	1,489	(126)	2,747	2,923	(176)
Dispositions / Other (e)	-	1,262	2,226	(964)	2,458	4,529	(2,071)
Total Property Revenues	50,840	$157,457	$155,527	$1,930	$314,489	$306,991	$7,498

Property Expenses
"Same Property" Communities (a)	42,670	$52,256	$48,813	$3,443	$102,615	$96,569	$6,046
Non-"Same Property" Communities (b)	5,675	7,005	6,552	453	13,642	12,989	653
Development and Lease-Up Communities (c)	1,823	2,473	1,179	1,294	4,654	1,722	2,932
Redevelopment Communities (d)	672	673	717	(44)	1,353	1,392	(39)
Dispositions / Other (e)	-	687	788	(101)	1,645	1,837	(192)
Total Property Expenses	50,840	$63,094	$58,049	$5,045	$123,909	$114,509	$9,400

Property Net Operating Income
"Same Property" Communities (a)	42,670	$78,905	$85,497	$(6,592)	$159,777	$169,581	$(9,804)
Non-"Same Property" Communities (b)	5,675	11,197	9,647	1,550	23,048	18,610	4,438
Development and Lease-Up Communities (c)	1,823	2,996	124	2,872	5,548	68	5,480
Redevelopment Communities (d)	672	690	772	(82)	1,394	1,531	(137)
Dispositions / Other (e)	-	575	1,438	(863)	813	2,692	(1,879)
Total Property Net Operating Income	50,840	$94,363	$97,478	$(3,115)	$190,580	$192,482	$(1,902)

Income from Discontinued Operations (f)		Three Months Ended June 30,			Six Months Ended June 30,
		2009	2008		2009	2008
Property Revenues		$1,211	$5,869		$2,408	$11,969
Property Expenses		636	2,859		1,248	5,783
Property Net Operating Income		575	3,010		1,160	6,186
Interest		-	(177)		-	(380)
Depreciation and Amortization		-	(1,121)		-	(2,414)
Gain on sale of discontinued operations		16,887	8,549		16,887	14,676
Income from Discontinued Operations		$17,462	$10,261		$18,047	$18,068

Notes:
(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2008, excluding properties held for sale and Redevelopment Communities.
(b)	Non-"Same Property" Communities are stabilized communities acquired or developed by the Company after January 1, 2008, or completely redeveloped prior to
January 1, 2009, excluding properties held for sale.
(c)	Development and Lease-Up Communities are non-stabilized communities developed or acquired by the Company after January 1, 2008, excluding properties held for sale and Redevelopment Communities.
(d)	Redevelopment Communities are communities redeveloped by the Company after January 1, 2009, excluding properties held for sale.
(e)	Disposition Communities include those communities disposed of by the Company which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental properties.
(f)	Represents operating results for communities disposed of during 2008 and 2009, or held for sale at June 30, 2009, of which Camden has, or expects to have, no continuing involvement.

			"SAME PROPERTY"
CAMDEN						SECOND QUARTER COMPARISONS
						June 30, 2009
						(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	2Q09	2Q08	Growth	2Q09	2Q08	Growth	2Q09	2Q08	Growth

D.C. Metro	$18,708	$18,750	(0.2%)	$5,803	$5,221	11.1%	$12,905	$13,529	(4.6%)
Las Vegas, NV	7,658	8,050	(4.9%)	2,735	2,640	3.6%	4,923	5,410	(9.0%)
Los Angeles/Orange County, CA	8,672	9,118	(4.9%)	2,716	2,611	4.0%	5,956	6,507	(8.5%)
San Diego/Inland Empire, CA	3,803	3,941	(3.5%)	1,547	1,478	4.7%	2,256	2,463	(8.4%)
Tampa, FL	12,735	12,930	(1.5%)	6,194	5,786	7.1%	6,541	7,144	(8.4%)
Dallas, TX	11,285	11,071	1.9%	5,404	5,048	7.1%	5,881	6,023	(2.4%)
Houston, TX	7,582	7,437	1.9%	3,263	2,950	10.6%	4,319	4,487	(3.7%)
SE Florida	11,112	11,631	(4.5%)	4,667	4,448	4.9%	6,445	7,183	(10.3%)
Charlotte, NC	9,128	9,795	(6.8%)	3,574	3,517	1.6%	5,554	6,278	(11.5%)
Orlando, FL	8,860	9,037	(2.0%)	3,895	3,315	17.5%	4,965	5,722	(13.2%)
Atlanta, GA	9,017	9,276	(2.8%)	3,462	3,473	(0.3%)	5,555	5,803	(4.3%)
Denver, CO	5,416	5,489	(1.3%)	1,865	1,723	8.2%	3,551	3,766	(5.7%)
Raleigh, NC	6,888	7,111	(3.1%)	2,542	2,524	0.7%	4,346	4,587	(5.3%)
Phoenix, AZ	3,876	4,093	(5.3%)	1,566	1,385	13.1%	2,310	2,708	(14.7%)
Austin, TX	4,248	4,412	(3.7%)	2,191	1,975	10.9%	2,057	2,437	(15.6%)
Other	2,173	2,169	0.2%	832	719	15.7%	1,341	1,450	(7.5%)

Total Same Property	$131,161	$134,310	(2.3%)	$52,256	$48,813	7.1%	$78,905	$85,497	(7.7%)

			Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Apartment Homes Included	% of NOI Contribution (a)	2Q09	2Q08	Change	2Q09	2Q08	Change

D.C. Metro	4,157	16.4%	95.2%	96.0%	(0.8%)	$1,405	$1,440	(2.4%)
Las Vegas, NV	2,889	6.2%	93.8%	94.8%	(1.0%)	813	863	(5.7%)
Los Angeles/Orange County, CA	1,770	7.5%	93.5%	95.0%	(1.5%)	1,580	1,660	(4.8%)
San Diego/Inland Empire, CA	846	2.9%	93.3%	94.6%	(1.3%)	1,460	1,521	(4.0%)
Tampa, FL	4,965	8.3%	93.4%	93.4%	0.0%	757	800	(5.3%)
Dallas, TX	4,723	7.5%	94.3%	93.6%	0.7%	712	721	(1.3%)
Houston, TX	2,679	5.5%	95.8%	95.4%	0.4%	875	865	1.1%
SE Florida	2,520	8.2%	95.4%	95.4%	0.0%	1,370	1,462	(6.3%)
Charlotte, NC	3,286	7.0%	93.8%	94.7%	(0.9%)	852	922	(7.6%)
Orlando, FL	3,296	6.3%	93.6%	93.7%	(0.1%)	825	886	(6.9%)
Atlanta, GA	3,202	7.0%	94.2%	94.7%	(0.5%)	858	908	(5.5%)
Denver, CO	1,851	4.5%	95.6%	96.0%	(0.4%)	889	903	(1.6%)
Raleigh, NC	2,704	5.5%	94.1%	94.3%	(0.2%)	753	789	(4.6%)
Phoenix, AZ	1,441	2.9%	91.8%	93.6%	(1.8%)	815	902	(9.6%)
Austin, TX	1,645	2.6%	93.8%	95.0%	(1.2%)	780	812	(4.0%)
Other	696	1.7%	94.7%	95.8%	(1.1%)	966	979	(1.4%)

Total Same Property	42,670	100.0%	94.2%	94.6%	(0.4%)	$943	$986	(4.4%)

(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2008, excluding properties held for sale and communities under redevelopment since January 1, 2008.
(b)	Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

"SAME PROPERTY"
CAMDEN	SEQUENTIAL QUARTER COMPARISONS
									June 30, 2009
							(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	2Q09	1Q09	Growth	2Q09	1Q09	Growth	2Q09	1Q09	Growth

D.C. Metro	$18,708	$18,362	1.9%	$5,803	$5,649	2.7%	$12,905	$12,713	1.5%
Las Vegas, NV	7,658	7,670	(0.2%)	2,735	2,666	2.6%	4,923	5,004	(1.6%)
Los Angeles/Orange County, CA	8,672	8,739	(0.8%)	2,716	2,622	3.6%	5,956	6,117	(2.6%)
San Diego/Inland Empire, CA	3,803	3,794	0.2%	1,547	1,518	1.9%	2,256	2,276	(0.9%)
Tampa, FL	12,735	12,863	(1.0%)	6,194	5,935	4.4%	6,541	6,928	(5.6%)
Dallas, TX	11,285	11,162	1.1%	5,404	5,252	2.9%	5,881	5,910	(0.5%)
Houston, TX	7,582	7,518	0.9%	3,263	3,144	3.8%	4,319	4,374	(1.3%)
SE Florida	11,112	11,275	(1.4%)	4,667	4,401	6.0%	6,445	6,874	(6.2%)
Charlotte, NC	9,128	9,248	(1.3%)	3,574	3,477	2.8%	5,554	5,771	(3.8%)
Orlando, FL	8,860	8,932	(0.8%)	3,895	3,585	8.6%	4,965	5,347	(7.1%)
Atlanta, GA	9,017	8,995	0.2%	3,462	3,632	(4.7%)	5,555	5,363	3.6%
Denver, CO	5,416	5,344	1.3%	1,865	1,637	13.9%	3,551	3,707	(4.2%)
Raleigh, NC	6,888	6,940	(0.7%)	2,542	2,451	3.7%	4,346	4,489	(3.2%)
Phoenix, AZ	3,876	3,969	(2.3%)	1,566	1,551	1.0%	2,310	2,418	(4.5%)
Austin, TX	4,248	4,288	(0.9%)	2,191	2,042	7.3%	2,057	2,246	(8.4%)
Other	2,173	2,132	1.9%	832	797	4.4%	1,341	1,335	0.4%

Total Same Property	$131,161	$131,231	(0.1%)	$52,256	$50,359	3.8%	$78,905	$80,872	(2.4%)

	Apartment
	Homes	% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included	Contribution (a)	2Q09	1Q09	Change	2Q09	1Q09	Change

D.C. Metro	4,157	16.4%	95.2%	94.5%	0.7%	$1,405	$1,418	(0.9%)
Las Vegas, NV	2,889	6.2%	93.8%	93.3%	0.5%	813	836	(2.7%)
Los Angeles/Orange County, CA	1,770	7.5%	93.5%	92.4%	1.1%	1,580	1,620	(2.4%)
San Diego/Inland Empire, CA	846	2.9%	93.3%	91.8%	1.5%	1,460	1,504	(2.9%)
Tampa, FL	4,965	8.3%	93.4%	93.6%	(0.2%)	757	776	(2.4%)
Dallas, TX	4,723	7.5%	94.3%	93.4%	0.9%	712	718	(0.8%)
Houston, TX	2,679	5.5%	95.8%	95.5%	0.3%	875	882	(0.8%)
SE Florida	2,520	8.2%	95.4%	94.5%	0.9%	1,370	1,405	(2.5%)
Charlotte, NC	3,286	7.0%	93.8%	92.5%	1.3%	852	876	(2.8%)
Orlando, FL	3,296	6.3%	93.6%	94.2%	(0.6%)	825	848	(2.8%)
Atlanta, GA	3,202	7.0%	94.2%	92.4%	1.8%	858	877	(2.2%)
Denver, CO	1,851	4.5%	95.6%	93.7%	1.9%	889	903	(1.5%)
Raleigh, NC	2,704	5.5%	94.1%	94.0%	0.1%	753	763	(1.3%)
Phoenix, AZ	1,441	2.9%	91.8%	92.9%	(1.1%)	815	840	(2.9%)
Austin, TX	1,645	2.6%	93.8%	93.0%	0.8%	780	800	(2.5%)
Other	696	1.7%	94.7%	94.8%	(0.1%)	966	965	0.1%

Total Same Property	42,670	100.0%	94.2%	93.6%	0.6%	$943	$961	(1.9%)

(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2008, excluding properties held for sale and communities under redevelopment since January 1, 2008.
(b)	Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

			"SAME PROPERTY"
CAMDEN								YEAR TO DATE COMPARISONS
									June 30, 2009
							(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses		NOI
Year to Date Results (a)	2009	2008	Growth	2009	2008	Growth	2009	2008	Growth

D.C. Metro	$37,070	$37,048	0.1%	$11,452	$10,278	11.4%	$25,618	$26,770	(4.3%)
Las Vegas, NV	15,328	15,946	(3.9%)	5,400	5,257	2.7%	9,928	10,689	(7.1%)
Los Angeles/Orange County, CA	17,410	18,078	(3.7%)	5,337	5,139	3.9%	12,073	12,939	(6.7%)
San Diego/Inland Empire, CA	7,597	7,901	(3.8%)	3,065	2,899	5.7%	4,532	5,002	(9.4%)
Tampa, FL	25,599	25,743	(0.6%)	12,131	11,392	6.5%	13,468	14,351	(6.2%)
Dallas, TX	22,447	21,889	2.5%	10,656	10,072	5.8%	11,791	11,817	(0.2%)
Houston, TX	15,099	14,712	2.6%	6,407	5,930	8.0%	8,692	8,782	(1.0%)
SE Florida	22,387	23,137	(3.2%)	9,068	8,721	4.0%	13,319	14,416	(7.6%)
Charlotte, NC	18,377	19,294	(4.8%)	7,051	6,915	2.0%	11,326	12,379	(8.5%)
Orlando, FL	17,793	18,131	(1.9%)	7,480	6,704	11.6%	10,313	11,427	(9.7%)
Atlanta, GA	18,012	18,269	(1.4%)	7,094	6,827	3.9%	10,918	11,442	(4.6%)
Denver, CO	10,761	10,785	(0.2%)	3,501	3,301	6.1%	7,260	7,484	(3.0%)
Raleigh, NC	13,827	14,114	(2.0%)	4,994	4,961	0.7%	8,833	9,153	(3.5%)
Phoenix, AZ	7,845	8,134	(3.6%)	3,116	2,763	12.8%	4,729	5,371	(12.0%)
Austin, TX	8,536	8,727	(2.2%)	4,234	3,930	7.7%	4,302	4,797	(10.3%)
Other	4,304	4,242	1.5%	1,629	1,480	10.1%	2,675	2,762	(3.1%)

Total Same Property	$262,392	$266,150	(1.4%)	$102,615	$96,569	6.3%	$159,777	$169,581	(5.8%)

	Apartment
	Homes	% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Year to Date Results (a)	Included	Contribution (a)	2009	2008	Change	2009	2008	Change

D.C. Metro	4,157	16.0%	94.8%	95.2%	(0.4%)	$1,412	$1,438	(1.8%)
Las Vegas, NV	2,889	6.2%	93.5%	94.2%	(0.7%)	825	866	(4.7%)
Los Angeles/Orange County, CA	1,770	7.6%	93.0%	94.4%	(1.4%)	1,600	1,659	(3.6%)
San Diego/Inland Empire, CA	846	2.9%	92.5%	94.5%	(2.0%)	1,482	1,524	(2.8%)
Tampa, FL	4,965	8.4%	93.5%	93.6%	(0.1%)	766	804	(4.7%)
Dallas, TX	4,723	7.4%	93.8%	92.8%	1.0%	715	719	(0.6%)
Houston, TX	2,679	5.4%	95.6%	95.3%	0.3%	879	858	2.4%
SE Florida	2,520	8.3%	94.9%	94.9%	0.0%	1,387	1,468	(5.5%)
Charlotte, NC	3,286	7.1%	93.1%	93.8%	(0.7%)	864	924	(6.5%)
Orlando, FL	3,296	6.5%	93.9%	93.8%	0.1%	837	889	(5.8%)
Atlanta, GA	3,202	6.8%	93.3%	94.1%	(0.8%)	868	909	(4.5%)
Denver, CO	1,851	4.5%	94.6%	95.2%	(0.6%)	896	900	(0.5%)
Raleigh, NC	2,704	5.5%	94.0%	94.2%	(0.2%)	758	791	(4.2%)
Phoenix, AZ	1,441	3.0%	92.4%	93.3%	(0.9%)	828	911	(9.1%)
Austin, TX	1,645	2.7%	93.4%	94.5%	(1.1%)	790	811	(2.5%)
Other	696	1.7%	94.8%	94.5%	0.3%	965	971	(0.5%)

Total Same Property	42,670	100.0%	93.9%	94.2%	(0.3%)	$952	$987	(3.5%)

(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2008, excluding properties held for sale and communities under redevelopment since January 1, 2008.
(b)	Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

CAMDEN		JOINT VENTURE OPERATIONS
		(In thousands, except per share and property data amounts)

Company's Pro-rata Share of Joint Venture Operations:
(Unaudited)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
OPERATING DATA (a)	2009	2008	2009	2008
Property Revenues
Rental revenues	$6,461	$5,813	$12,956	$11,381
Other property revenues	1,166	794	2,113	1,504
Total property revenues	7,627	6,607	15,069	12,885

Property Expenses
Property operating and maintenance	2,414	2,102	4,479	3,962
Real estate taxes	855	622	1,723	1,242
Total property expenses	3,269	2,724	6,202	5,204

Net Operating Income (NOI)	4,358	3,883	8,867	7,681

Other expenses
Interest	2,071	2,162	4,182	4,308
Depreciation and amortization	2,011	1,724	3,948	3,283
Other	54	471	107	611
Total other expenses	4,136	4,357	8,237	8,202

Equity in income (loss) of joint ventures	$222	$(474)	$630	$(521)

	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2009	2009	2008	2008	2008
BALANCE SHEET DATA (b)
Land	$215,497	$209,453	$217,730	$213,838	$199,649
Buildings and improvements	1,070,426	1,050,523	1,030,486	1,016,545	966,068
	1,285,923	1,259,976	1,248,216	1,230,383	1,165,717
Accumulated depreciation	(166,101)	(155,928)	(145,828)	(135,850)	(126,122)
Real estate assets, net	1,119,822	1,104,048	1,102,388	1,094,533	1,039,595
Properties under development and land	63,333	82,106	81,719	81,139	74,702
Cash and other assets, net	29,566	26,305	26,629	34,820	40,248
Total assets	1,212,721	1,212,459	1,210,736	1,210,492	1,154,545

Notes payable	1,001,462	996,356	984,200	967,930	918,377
Notes payable due to Camden	54,273	57,645	56,928	56,748	52,405
Other liabilities	19,791	21,647	24,578	27,716	20,067
Total liabilities	1,075,526	1,075,648	1,065,706	1,052,394	990,849

Members' equity	137,195	136,811	145,030	158,098	163,696
Total liabilities and members' equity	$1,212,721	$1,212,459	$1,210,736	$1,210,492	$1,154,545

Camden's equity investment	$22,334	$15,158	$15,106	$15,663	$14,773
Distributions in excess of investment in joint ventures	$(30,287)	$(31,318)	$(30,105)	$(27,977)	$(26,022)

Camden's pro-rata share of debt (c)	$239,337	$239,377	$236,407	$231,417	$220,436

PROPERTY DATA (end of period)
Total operating properties	41	40	40	40	37
Total operating apartment homes	12,359	12,011	12,011	12,011	10,960
Pro rata share of operating apartment homes	2,513	2,443	2,443	2,443	2,153
Total development properties	2	3	3	4	5
Total development apartment homes	459	807	807	1,126	1,605
Pro rata share of development apartment homes	138	207	207	303	447

(a) Operating data represents Camden's pro-rata share of revenues and expenses.
(b) Balance sheet and property data reported at 100%.
(c) Excludes Camden's pro-rata share of notes payable due to Camden.

CAMDEN						CURRENT DEVELOPMENT PIPELINE

(Unaudited)

DEVELOPMENT PIPELINE AS OF JUNE 30, 2009 ($ in millions)

				Estimated/Actual Dates for
		Total	Total	Construction	Initial	Construction	Stabilized	As of 7/26/09
Completed Communities		Homes	Cost	Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Potomac Yard	378	$104.8	1Q05	3Q07	2Q08	4Q09	84%	87%
	Arlington, VA
2.	Camden Summerfield	291	62.6	2Q06	4Q07	2Q08	3Q09	93%	90%
	Landover, MD
3.	Camden Orange Court	261	45.5	2Q06	1Q08	2Q08	4Q09	81%	84%
	Orlando, FL
4.	Camden Whispering Oaks	274	27.4	3Q07	2Q08	4Q08	3Q09	92%	92%
	Houston, TX
5.	Camden Dulles Station	366	72.2	1Q06	2Q08	1Q09	2Q10	67%	68%
	Oak Hill, VA

Total Completed Communities		1,570	$312.5					83%	84%

Estimated/Actual Dates for
Total	Total	Cost	Amount	Construction	Initial	Construction	Stabilized
Development Communities	Homes	Budget	to Date	in CIP	Start	Occupancy	Completion	Operations

UNDER CONSTRUCTION

6.	Camden Travis Street (a)	253	$39.0	$19.8	$19.8	3Q08	4Q09	1Q10	3Q10
Houston, TX

Total Development Communities	253	$39.0	$19.8	$19.8

Additional land (b)	248.9

Total Properties Under Development and Land (per Balance Sheet)	$268.7

NOI CONTRIBUTION FROM NON STABILIZED COMMUNITIES ($ in millions)
Total Cost	2Q09 NOI
Development Communities stabilized at quarter end	$23.6	$0.2
Completed Communities in lease-up	312.5	3.0
Development Communities	19.8	0.0
Total Development NOI Contribution	$355.9	$3.2

(a) Camden Travis Street, formerly known as Camden Sutherland, is owned in a fully consolidated joint venture, of which Camden retains a 25% ownership.
(b) Please refer to the development pipeline and land summary on page 18.

Note:  This table contains forward-looking statements.  Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN						JOINT VENTURE DEVELOPMENT PIPELINE

(Unaudited)

JOINT VENTURE DEVELOPMENT PIPELINE AS OF JUNE 30, 2009 ($ in millions)

				Estimated/Actual Dates for
								As of 7/26/09
Joint Venture Camden Developed Communities Completed		Total Homes	Total Cost	Construction Start	Initial Occupancy	Construction Completion	Stabilized Operations	% Leased	% Occupied

1.	Camden College Park	508	$127.9	3Q06	4Q07	3Q08	1Q10	84%	83%
	College Park, MD
2.	Camden Amber Oaks	348	35.0	4Q07	4Q08	2Q09	1Q10	62%	54%
	Austin, TX
Total Joint Venture Camden Developed Communities Completed		856	$162.9					75%	71%

					Camden
				Cost	Cash	Camden	Estimated/Actual Dates for				As of 7/26/09
Joint Venture Third Party Developed Communities Under Construction		Total Homes	Total Budget	to Date	Equity Invested	Mezzanine Invested	Construction Start	Initial Occupancy	Construction Completion	Stabilized Operations	% Leased	% Occupied

1.	Braeswood Place	340	$48.6	$49.0	$1.4	$8.5	1Q07	1Q09	3Q09	2Q10	43%	38%
	Houston, TX
2.	Belle Meade	119	33.2	29.6	1.2	6.5	4Q07	3Q09	4Q09	2Q10	6%	0%
	Houston, TX
Total Joint Venture Third Party Developed Communities		459	$81.8	$78.6	$2.6	$15.0					33%	28%

				Camden
				Cash	Camden
		Total	Cost	Equity	Mezzanine
Joint Venture Third Party Developed Pipeline Communities		Acres	to Date	Invested	Invested

1.	Lakes at 610	6.1	$6.8	$1.1	$2.9
	Houston, TX
2.	Town Lake	25.9	39.6	9.0	-
	Austin, TX

Total Joint Venture Third Party Developed Pipeline Communities		32.0	$46.4	$10.1	$2.9

Note:  This table contains forward-looking statements.  Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN		DEVELOPMENT PIPELINE, LAND
		& LAND HELD FOR SALE

(Unaudited)

DEVELOPMENT PIPELINE AND LAND AS OF JUNE 30, 2009 ($ in millions)

		Projected
PIPELINE COMMUNITIES (a)		Homes	Cost to Date

1.	Camden South Capitol	276	$29.2
	Washington, DC
2.	Camden Lake Nona	432	22.6
	Orlando, FL
3.	Camden Noma I	313	25.9
	Washington, DC
4.	Camden Deer Springs	428	21.0
	Las Vegas, NV
5.	Camden North Lamar	290	8.6
	Austin, TX
6.	Camden McGowen Station	237	11.3
	Houston, TX
7.	Camden Summerfield II	187	19.4
	Landover, MD
8.	Camden City Centre II	239	8.3
	Houston, TX
9.	Camden Amber Oaks II	244	4.3
	Austin, TX
10.	Camden Andrau	601	9.5
	Houston, TX
11.	Camden Countryway	348	16.9
	Tampa, FL
12.	Camden Celebration	438	15.9
	Orlando, FL

Development Pipeline		4,033	$192.9

Other (b)			$56.0

Total Development Pipeline and Land			$248.9

			Current
LAND HELD FOR SALE AS OF JUNE 30, 2009 ($ in millions)		Acres	Book Value
1.	Southeast Florida	2.2	$4.6
2.	Dallas	2.4	1.8

Total Land Parcels Held For Sale:		4.6	$6.4

(a) Represents development opportunities in the early phase of the development process for which the Company either has an option to acquire land or enter into a leasehold interest, for which the Company is the buyer under a long-term conditional contract to purchase land or where the Company owns land to develop a new community.

(b) Includes land holdings no longer under active development and predevelopment costs incurred in pursuit of new developments.

Note:  This table contains forward-looking statements.  Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN								REDEVELOPMENT SUMMARY

(Unaudited)

REDEVELOPMENT SUMMARY AS OF JUNE 30, 2009 ($ in millions)

						Estimated/Actual Dates for
		Total	Homes Redeveloped	Total	Cost	Redevelopment	Redevelopment	Project	2Q09 Average
Communities Under Redevelopment		Homes	To Date	Budget	to Date	Start	Completion	Restabilization	% Occupied
1.	Camden Foxcroft	156	156	$1.4	$1.4	4Q07	2Q09	2Q09	91%
	Charlotte, NC
2.	Camden Valley Park	516	349	5.5	3.5	2Q08	2Q10	3Q10	81%
	Irving, TX

Total Communities Under Redevelopment		672	505	$6.9	$4.9				83%

Note:  This table contains forward-looking statements.  Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN			NOTES RECEIVABLE SUMMARY

(Unaudited)

NOTES RECEIVABLE AS OF JUNE 30, 2009 ($ in thousands)

			06/30/09	06/30/09	03/31/09
			Total	Note	Note
Location	Current Property Type	Current Status	Homes	Balance	Balance
Irvine, CA	Multifamily	Stable	290	21,963	$22,736
Houston, TX	Multifamily	Stable/Development/Predevelopment	1,049	22,565	26,231
College Park, MD	Multifamily	Completed in Lease-Up	508	9,505	9,514

Total Notes Receivable:			1,847	54,033	$58,481

Weighted Average Interest Rate Recognized:				4.1%	5.7%

20

CAMDEN				ACQUISITIONS & DISPOSITIONS

(Unaudited)

2009 ACQUISITION/DISPOSITION ACTIVITY

Dispositions		Location	Property Type	Apartment Homes	Year Built	Closing Date
1.	Camden West Oaks	Houston, TX	Multifamily	671	1982	06/30/09

Total Disposition Volume:		$28.7 million		671 apartment homes

CAMDEN					DEBT ANALYSIS
					(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF JUNE 30, 2009:

	Future Scheduled Repayments					Weighted Average
		Secured	Unsecured		Percent	Interest Rate on
Year	Amortization	Maturities	Maturities	Total	of Total	Maturing Debt
2009	$1,974	$0	$81,867	$83,841	3.1%	4.7%
2010	3,986	0	137,571	141,557	5.3%	5.7%
2011	3,489	15,545	122,966	142,000	5.3%	6.4%
2012	2,697	69,541	689,667	761,905	28.2%	5.4%
2013	1,386	25,831	200,000	227,217	8.4%	5.4%
Thereafter	35,721	808,827	496,750	1,341,298	49.7%	4.8%
Total Maturing Debt	$49,253	$919,744	$1,728,821	$2,697,818	100.0%	5.1%

Unsecured Line of Credit	0	0	0	0	0.0%	N/A
Total Debt	$49,253	$919,744	$1,728,821	$2,697,818	100.0%	5.1%

Weighted Average Maturity of Debt		5.9 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt	$222,915	8.3%	2.0%	10.9 Years
Fixed rate debt	2,474,903	91.7%	5.4%	5.5 Years
Total	$2,697,818	100.0%	5.1%	5.9 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt	$1,728,150	64.1%	5.5%	4.0 Years
Secured debt	969,668	35.9%	4.5%	9.4 Years
Total	$2,697,818	100.0%	5.1%	5.9 Years

			Weighted Average
SECURED DEBT DETAIL:	Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt (a)	$746,753	77.0%	5.2%	8.9 Years
Conventional variable-rate mortgage debt (a)	180,867	18.7%	2.1%	9.0 Years
Tax exempt variable rate debt	42,048	4.3%	1.6%	19.0 Years
Total	$969,668	100.0%	4.5%	9.4 Years

REAL ESTATE ASSETS: (b)	Total Homes	% of Total	Total Cost	% of Total
Unencumbered real estate assets	37,215	73.2%	$4,021,860	73.2%
Encumbered real estate assets	13,625	26.8%	1,474,369	26.8%
Total	50,840	100.0%	$5,496,229	100.0%

Ratio of unencumbered assets at cost to unsecured debt is	2.3 times

(a) Mortgage debt includes a construction loan for Camden Travis Street with a $15.5MM balance at 6/30/09, of which $9.7MM was fixed utilizing an interest rate swap.
(b) Real estate assets include communities under development and exclude communities held through unconsolidated joint ventures.

CAMDEN					DEBT MATURITY ANALYSIS
					(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2009 AND 2010:

	Future Scheduled Repayments				Weighted Average
		Secured	Unsecured		Interest Rate on
Quarter	Amortization	Maturities	Maturities	Total	Maturing Debt
3Q 2009	$973	$0	$81,867	$82,840	4.7%
4Q 2009	1,001	0	0	1,001	N/A
2009	$1,974	$0	$81,867	$83,841	4.7%

1Q 2010	$1,030	$0	$55,270	$56,300	4.4%
2Q 2010	1,016	0	0	1,016	N/A
3Q 2010	971	0	82,301	83,272	6.5%
4Q 2010	969	0	0	969	N/A
2010	$3,986	$0	$137,571	$141,557	5.7%

CAMDEN			DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required	Actual (b)	Compliance
Total Consolidated Debt to Gross Asset Value	≤ 60%	48%	Yes

Secured Debt to Gross Asset Value	≤ 40%	17%	Yes

Consolidated EBITDA to Total Fixed Charges	≥ 150%	208%	Yes

Unencumbered Adjusted NOI to Unsecured Interest Expense	> 200%	242%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required	Actual (b)	Compliance
Total Consolidated Debt to Total Asset Value	≤ 60%	47%	Yes

Total Secured Debt to Total Asset Value	≤ 40%	17%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	≥ 150%	248%	Yes

Consolidated Income Available for Debt Service to Total	> 150%	233%	Yes
Annual Service Charges

(a)	For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b)	Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN			UNCONSOLIDATED REAL ESTATE INVESTMENTS
			DEBT ANALYSIS
			(In thousands, except property data amounts)

(Unaudited)

PRO RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF JUNE 30, 2009:

	Future Scheduled Repayments				Weighted Average
		Secured		Percent	Interest Rate on
Year (a)	Amortization	Maturities	Total	of Total	Maturing Debt
2009	$176	$34,860	$35,036	14.7%	1.9%
2010	370	57,060	57,430	24.0%	1.6%
2011	419	5,071	5,490	2.3%	1.9%
2012	461	111,275	111,736	46.7%	5.1%
2013	548	0	548	0.2%	N/A
Thereafter	5,400	23,642	29,042	12.1%	4.2%
Total Maturing Debt	$7,374	$231,908	$239,282	100.0%	3.6%

Subscription line of credit (b)	0	55	55	0.0%	1.6%
Total Debt	$7,374	$231,963	$239,337	100.0%	3.6%

Weighted Average Maturity of Debt (a)		2.9 Years

Total Recourse Exposure (c)		$65,191

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate	Time to Maturity (a)
Floating rate debt	$111,605	46.6%	1.7%	2.0 Years
Fixed rate debt	127,732	53.4%	5.3%	3.6 Years
Total	$239,337	100.0%	3.6%	2.9 Years

			Weighted Average
SECURED DEBT DETAIL:	Balance	% of Total	Interest Rate	Time to Maturity (a)
Conventional fixed-rate mortgage debt	$127,732	53.4%	5.3%	3.6 Years
Conventional variable-rate mortgage debt	9,980	4.2%	1.7%	5.0 Years
Tax exempt variable rate debt	4,579	1.9%	1.1%	22.8 Years
Variable-rate construction loans (d)	96,991	40.5%	1.7%	0.7 Years
Subscription line of credit	55	0.0%	1.6%	1.1 Years
Total	$239,337	100.0%	3.6%	2.9 Years

REAL ESTATE ASSETS: (e)	Total Homes	Total Cost
Operating real estate assets	12,359	$1,224,167
Development real estate assets	459	125,089
Total	12,818	$1,349,256

(a)	Excluding extension options.
(b)	As of June 30, 2009 these borrowings are drawn under a subscription secured line of credit with $15,000 in total capacity. Camden has a 20% ownership interest in the borrowing entity.
(c)	Represents Camden's potential liability under joint venture construction loan guarantees as of June 30, 2009.
(d)	Excludes Camden's pro-rata share of Notes Payable due to Camden.
(e)	Balance sheet and property data reported at 100%.

CAMDEN			UNCONSOLIDATED REAL ESTATE INVESTMENTS
			DEBT MATURITY ANALYSIS
			(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2009 and 2010: (a)

				Weighted Average
	Future Scheduled Repayments			Interest Rate on
Quarter	Amortization	Secured Maturities	Total	Maturing Debt
3Q 2009	$86	$24,759	$24,845	2.1%
4Q 2009	90	10,101	10,191	1.4%
2009	$176	$34,860	$35,036	1.9%

1Q 2010	$94	$5,022	$5,116	1.3%
2Q 2010	90	19,436	19,526	2.0%
3Q 2010	91	32,657	32,748	1.4%
4Q 2010	95	0	95	N/A
2010	$370	$57,115	$57,485	1.6%

(a) 3Q 2010 maturities include a subscription secured line of credit with $55 (Camden's 20% pro-rata share) outstanding as of June 30, 2009. The line of credit has $15,000 in total capacity.

CAMDEN				CAPITALIZED EXPENDITURES
				& MAINTENANCE EXPENSE
				(In thousands, except unit data)

(Unaudited)
	Second Quarter 2009 (a)
	Capitalized			Expensed
	Weighted Average
Item	Useful Life (b)	Total	Per Unit	Total	Per Unit
Interiors
Floor coverings	5.4 years	$2,304	$45	$786	$15
Appliances	9.2 years	483	9	168	3
Painting	-	-	-	1,437	28
Cabinetry/Countertops	10.0 years	198	4	-	-
Other	8.7 years	694	14	495	10
Exteriors
Painting	5.0 years	116	2	-	-
Carpentry	10.0 years	250	5	-	-
Landscaping	5.9 years	292	6	2,955	58
Roofing	20.0 years	312	6	60	1
Site Drainage	10.0 years	62	1	-	-
Fencing/Stair	10.0 years	151	3	-	-
Other (c)	8.0 years	670	13	2,659	53
Common Areas
Mech., Elec., Plumbing	9.5 years	769	15	790	16
Parking/Paving	5.0 years	83	2	-	-
Pool/Exercise/Facility	7.4 years	535	11	424	8

		$6,919	$136	$9,774	$192

Weighted Average Apartment Homes			50,846		50,846

	Year to Date 2009 (a)
	Capitalized			Expensed
	Weighted Average
Item	Useful Life (b)	Total	Per Unit	Total	Per Unit
Interiors
Floor coverings	5.4 years	$4,200	$83	$1,446	$28
Appliances	9.2 years	885	17	308	6
Painting	-	-	-	2,636	52
Cabinetry/Countertops	10.0 years	383	8	-	-
Other	8.7 years	1,377	27	828	16
Exteriors
Painting	5.0 years	146	3	-	-
Carpentry	10.0 years	389	8	-	-
Landscaping	5.9 years	475	9	5,451	107
Roofing	20.0 years	469	9	97	2
Site Drainage	10.0 years	94	2	-	-
Fencing/Stair	10.0 years	235	5	-	-
Other (c)	8.0 years	1,268	25	4,826	96
Common Areas
Mech., Elec., Plumbing	9.5 years	1,279	25	1,415	28
Parking/Paving	5.0 years	110	2	-	-
Pool/Exercise/Facility	7.4 years	1,027	20	620	12

		$12,337	$243	$17,627	$347

Weighted Average Apartment Homes			50,767		50,767

(a) Includes discontinued operations. Capitalized expenditures for discontinued operations were $44 and $87 for the three and six months ended June 30, 2009. Maintenance expenses for discontinued operations were $91 and $183 for the same periods.
(b) Weighted average useful life of capitalized expenses for the three and six months ended June 30, 2009.
(c) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income attributable to common shares computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden’s definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Net income attributable to common shareholders	$18,315	$17,294	$24,549	$32,209
Real estate depreciation and amortization from continuing operations	42,863	42,295	85,873	82,948
Real estate depreciation from discontinued operations	-	1,114	-	2,399
Adjustments for unconsolidated joint ventures	1,961	1,715	3,877	3,254
Income allocated to noncontrolling interests	321	1,004	742	2,160
(Gain) on sale of operating properties, net of taxes	-	-	-	(1,106)
(Gain) on sale of discontinued operations	(16,887)	(8,554)	(16,887)	(14,666)
Funds from operations - diluted	$46,573	$54,868	$98,154	$107,198

Weighted average number of common and
common equivalent shares outstanding:
EPS diluted	61,499	56,033	59,025	55,829
FFO diluted	64,357	58,612	61,430	58,578

Net income attributable to common shareholders - diluted	$0.30	$0.31	$0.41	$0.57
FFO per common share - diluted	$0.72	$0.94	$1.60	$1.83

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income attributable to common shareholders (EPS). A reconciliation of the ranges provided for expected net income attributable to common shareholders per diluted share to expected FFO per diluted share is provided below:

	3Q09 Range		2009 Range
	Low	High	Low	High

Expected net income attributable to common shareholders per share - diluted	$0.02	$0.08	$0.42	$0.56
Expected difference between EPS and fully diluted FFO shares	0.00	0.00	(0.02)	(0.02)
Expected real estate depreciation	0.62	0.62	2.62	2.62
Expected adjustments for unconsolidated joint ventures	0.03	0.03	0.13	0.13
Expected income allocated to noncontrolling interests	0.00	0.00	0.02	0.02
Expected (gain) on sale of properties and properties held for sale	0.00	0.00	(0.26)	(0.26)
Expected FFO per share - diluted	0.67	0.73	$2.91	$3.05

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers
NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs.
A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Net income attributable to common shareholders	$18,315	$17,294	$24,549	$32,209
Fee and asset management income	(2,244)	(2,131)	(4,275)	(4,543)
Interest and other income	(1,097)	(1,092)	(1,832)	(2,425)
Income (loss) on deferred compensation plans	(7,660)	639	(3,508)	9,180
Property management expense	4,542	5,281	9,471	10,181
Fee and asset management expense	1,303	1,696	2,438	3,421
General and administrative expense	7,246	8,414	15,478	16,374
Interest expense	34,002	33,286	66,247	65,859
Depreciation and amortization	43,888	43,190	87,868	84,706
Amortization of deferred financing costs	857	589	1,674	1,323
Expense (benefit) on deferred compensation plans	7,660	(639)	3,508	(9,180)
Gain on sale of properties, including land	-	-	-	(1,106)
Gain (loss) on early retirement of debt	2,716	(2,298)	2,550	(2,298)
Equity in income (loss) of joint ventures	(222)	474	(630)	521
Less income allocated to perpetual preferred units	1,750	1,750	3,500	3,500
Net income allocated to noncontrolling interests	422	1,126	943	2,395
Income tax expense - current	347	160	646	433
Income from discontinued operations	(575)	(1,712)	(1,160)	(3,392)
Gain on sale of discontinued operations	(16,887)	(8,549)	(16,887)	(14,676)
Income from discontinued operations allocated to common units	-	-	-	-
Net Operating Income (NOI)	$94,363	$97,478	$190,580	$192,482

"Same Property" Communities	$78,905	$85,497	$159,777	$169,581
Non-"Same Property" Communities	11,197	9,647	23,048	18,610
Development and Lease-Up Communities	2,996	124	5,548	68
Redevelopment Communities	690	772	1,394	1,531
Dispositions / Other	575	1,438	813	2,692
Net Operating Income (NOI)	$94,363	$97,478	$190,580	$192,482

EBITDA
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in income of joint ventures, gain on sale of real estate assets, and net income allocated to noncontrolling interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income attributable to common shareholders to EBITDA is provided below:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Net income attributable to common shareholders	$18,315	$17,294	$24,549	$32,209
Interest expense	34,002	33,463	66,247	66,239
Amortization of deferred financing costs	857	589	1,674	1,323
Depreciation and amortization	43,888	43,190	87,868	84,706
Less income allocated to perpetual preferred units	1,750	1,750	3,500	3,500
Net income allocated to noncontrolling interests	422	1,126	943	2,395
Income tax expense - current	347	160	646	433
Real estate depreciation and amortization from discontinued operations	-	1,121	-	2,414
Gain on sale of properties, including land	-	-	-	(1,106)
Gain (loss) on early retirement of debt	2,716	(2,298)	2,550	(2,298)
Equity in income (loss) of joint ventures	(222)	474	(630)	521
Gain on sale of discontinued operations	(16,887)	(8,549)	(16,887)	(14,676)
EBITDA	$85,188	$88,320	$170,460	$175,660

CAMDEN				OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Standard & Poors	BBB	Stable
	Moody's	Baa1	Stable

Estimated Future Dates:	Q3 '09	Q4 '09	Q1 '10	Q2 '10
Earnings release & conference call	Late Oct	Early Feb	Early May	Early Aug

Dividend Information - Common Shares:	Q1 '09	Q2 '09
Declaration Date	03/16/09	06/15/09
Record Date	03/31/09	06/30/09
Payment Date	04/17/09	07/17/09
Distributions Per Share	$0.70	$0.45

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases and
Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's and other information, call
1-800-9CAMDEN or (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President
H. Malcolm Stewart	Chief Operating Officer
Dennis M. Steen	Chief Financial Officer
Kimberly A. Callahan	Vice President - Investor Relations

CAMDEN						COMMUNITY TABLE
							Community Statistics as of 6/30/09

(Unaudited)							2Q09 Avg
			Year Placed	Average	Apartment	2Q09 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Copper Square	Phoenix	AZ	2000	786	332	92%	$775	$0.99
Camden Fountain Palms (1)	Peoria	AZ	1986/1996	1,050	192	88%	711	0.68
Camden Legacy	Scottsdale	AZ	1996	1,067	428	93%	889	0.83
Camden Pecos Ranch (1)	Chandler	AZ	2001	924	272	95%	768	0.83
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	91%	938	0.90
Camden Sierra (1)	Peoria	AZ	1997	925	288	89%	682	0.74
Camden Towne Center (1)	Glendale	AZ	1998	871	240	92%	715	0.82
Camden Vista Valley	Mesa	AZ	1986	923	357	92%	653	0.71
TOTAL ARIZONA	8	Properties		951	2,433	92%	776	0.82

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	96%	1,571	1.56
Camden Harbor View	Long Beach	CA	2004	975	538	95%	1,940	1.99
Camden Main and Jamboree (1)	Irvine	CA	2008	1,011	290	92%	1,774	1.76
Camden Martinique	Costa Mesa	CA	1986	794	714	91%	1,332	1.68
Camden Parkside (1)	Fullerton	CA	1972	836	421	94%	1,242	1.49
Camden Sea Palms	Costa Mesa	CA	1990	891	138	94%	1,488	1.67
Total Los Angeles/Orange County	6	Properties		904	2,481	93%	1,545	1.71

Camden Old Creek	San Marcos	CA	2007	1,037	350	96%	1,515	1.46
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	95%	1,496	1.55
Camden Tuscany	San Diego	CA	2003	896	160	93%	1,832	2.04
Camden Vineyards	Murrieta	CA	2002	1,053	264	91%	1,175	1.12
Total San Diego/Inland Empire	4	Properties		995	1,196	94%	1,476	1.48

TOTAL CALIFORNIA	10	Properties		934	3,677	94%	1,523	1.63

Camden Caley	Englewood	CO	2000	925	218	95%	894	0.97
Camden Centennial	Littleton	CO	1985	744	276	93%	685	0.92
Camden Denver West (1)	Golden	CO	1997	1,015	320	96%	1,018	1.00
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	96%	1,054	0.92
Camden Interlocken	Broomfield	CO	1999	1,022	340	98%	1,033	1.01
Camden Lakeway	Littleton	CO	1997	932	451	95%	891	0.96
Camden Pinnacle	Westminster	CO	1985	748	224	95%	658	0.88
TOTAL COLORADO	7	Properties		949	2,171	96%	908	0.96

Camden Ashburn Farms	Ashburn	VA	2000	1,062	162	94%	1,308	1.23
Camden Clearbrook	Frederick	MD	2007	1,048	297	97%	1,211	1.16
Camden College Park (1) (2)	College Park	MD	2008	942	508	Lease-up	1,646	1.75
Camden Dulles Station (2)	Oak Hill	VA	2009	984	366	Lease-up	1,576	1.60
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	96%	1,444	1.37
Camden Fairfax Corner	Fairfax	VA	2006	934	488	97%	1,496	1.60
Camden Fallsgrove	Rockville	MD	2004	996	268	98%	1,492	1.50
Camden Grand Parc	Washington	DC	2002	674	105	96%	2,168	3.21
Camden Lansdowne	Leesburg	VA	2002	1,006	690	95%	1,236	1.23
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	89%	1,550	1.51
Camden Monument Place	Fairfax	VA	2007	856	368	94%	1,364	1.59
Camden Potomac Yard (2)	Arlington	VA	2008	835	378	Lease-up	1,834	2.20
Camden Roosevelt	Washington	DC	2003	856	198	95%	2,225	2.60
Camden Russett	Laurel	MD	2000	992	426	94%	1,318	1.33
Camden Silo Creek	Ashburn	VA	2004	975	284	96%	1,212	1.24
Camden Summerfield (2)	Landover	MD	2008	957	291	Lease-up	1,632	1.71
Camden Westwind	Ashburn	VA	2006	1,036	464	94%	1,226	1.18
TOTAL DC METRO	17	Properties		969	6,068	95%	1,471	1.52

Camden Aventura	Aventura	FL	1995	1,108	379	94%	1,333	1.20
Camden Brickell	Miami	FL	2003	937	405	95%	1,330	1.42
Camden Doral	Miami	FL	1999	1,120	260	96%	1,441	1.29
Camden Doral Villas	Miami	FL	2000	1,253	232	96%	1,531	1.22
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	96%	1,545	1.48
Camden Plantation	Plantation	FL	1997	1,201	502	95%	1,249	1.04
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	97%	1,250	1.12
Total Southeast Florida	7	Properties		1,103	2,520	95%	1,370	1.24

Camden Club	Longwood	FL	1986	1,077	436	94%	841	0.78
Camden Hunter's Creek	Orlando	FL	2000	1,075	270	95%	951	0.88
Camden Lago Vista	Orlando	FL	2005	955	366	94%	885	0.93
Camden Landings	Orlando	FL	1983	748	220	94%	675	0.90
Camden Lee Vista	Orlando	FL	2000	937	492	92%	849	0.91
Camden Orange Court (2)	Orlando	FL	2008	812	261	Lease-up	1,171	1.46
Camden Renaissance	Altamonte Springs	FL	1996/1998	899	578	93%	779	0.87
Camden Reserve	Orlando	FL	1990/1991	824	526	94%	736	0.89
Camden World Gateway	Orlando	FL	2000	979	408	94%	904	0.92
Total Orlando	9	Properties		928	3,557	94%	850	0.92

CAMDEN							COMMUNITY TABLE
							Community Statistics as of 6/30/09

(Unaudited)							2Q09 Avg
			Year Placed	Average	Apartment	2Q09 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.
Camden Bay	Tampa	FL	1997/2001	943	760	94%	798	0.85
Camden Bay Pointe	Tampa	FL	1984	771	368	92%	668	0.87
Camden Bayside	Tampa	FL	1987/1989	748	832	94%	709	0.95
Camden Citrus Park	Tampa	FL	1985	704	247	92%	651	0.92
Camden Lakes	St. Petersburg	FL	1982/1983	732	688	93%	661	0.90
Camden Lakeside	Brandon	FL	1986	729	228	93%	711	0.98
Camden Live Oaks	Tampa	FL	1990	1,093	770	95%	759	0.69
Camden Preserve	Tampa	FL	1996	942	276	95%	1,009	1.07
Camden Providence Lakes	Brandon	FL	1996	1,024	260	92%	851	0.83
Camden Royal Palms	Brandon	FL	2006	1,017	352	93%	919	0.90
Camden Westshore	Tampa	FL	1986	728	278	92%	778	1.07
Camden Woods	Tampa	FL	1986	1,223	444	93%	795	0.65
Total Tampa/St. Petersburg	12	Properties		897	5,503	93%	763	0.85

TOTAL FLORIDA	28	Properties		951	11,580	94%	922	0.97

Camden Brookwood	Atlanta	GA	2002	912	359	94%	928	1.02
Camden Dunwoody	Atlanta	GA	1997	1,007	324	95%	877	0.87
Camden Deerfield	Alpharetta	GA	2000	1,187	292	95%	880	0.74
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	92%	990	1.06
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	97%	850	0.83
Camden River	Duluth	GA	1997	1,103	352	94%	835	0.76
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	94%	807	0.71
Camden St. Clair	Atlanta	GA	1997	999	336	93%	918	0.92
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	93%	740	0.73
Camden Sweetwater	Lawrenceville	GA	2000	1,151	308	93%	738	0.64
TOTAL GEORGIA	10	Properties		1,042	3,202	94%	858	0.82

Camden Brookside (1)	Louisville	KY	1987	732	224	96%	633	0.86
Camden Meadows (1)	Louisville	KY	1987/1990	746	400	96%	661	0.89
Camden Oxmoor (1)	Louisville	KY	2000	903	432	97%	791	0.88
Camden Prospect Park (1)	Louisville	KY	1990	916	138	95%	743	0.81
TOTAL KENTUCKY	4	Properties		820	1,194	96%	712	0.87

Camden Passage (1)	Kansas City	MO	1989/1997	834	596	96%	673	0.81
Total Kansas City	1	Property		834	596	96%	673	0.81

Camden Cedar Lakes (1)	Lake St. Louis	MO	1986	852	420	94%	616	0.72
Camden Cove West (1)	Creve Coeur	MO	1990	828	276	96%	827	1.00
Camden Cross Creek (1)	St. Louis	MO	1973/1980	947	591	96%	735	0.78
Camden Westchase (1)	St. Louis	MO	1986	945	160	96%	834	0.88
Total St. Louis	4	Properties		896	1,447	96%	729	0.81

TOTAL MISSOURI	5	Properties		878	2,043	96%	713	0.81

Camden Bel Air	Las Vegas	NV	1988/1995	943	528	94%	831	0.88
Camden Breeze	Las Vegas	NV	1989	846	320	95%	805	0.95
Camden Canyon	Las Vegas	NV	1995	987	200	96%	950	0.96
Camden Commons	Henderson	NV	1988	936	376	92%	845	0.90
Camden Cove	Las Vegas	NV	1990	898	124	96%	819	0.91
Camden Del Mar	Las Vegas	NV	1995	986	560	93%	973	0.99
Camden Fairways	Henderson	NV	1989	896	320	97%	947	1.06
Camden Hills	Las Vegas	NV	1991	439	184	90%	597	1.36
Camden Legends	Henderson	NV	1994	792	113	94%	846	1.07
Camden Palisades	Las Vegas	NV	1991	905	624	94%	834	0.92
Camden Pines (1)	Las Vegas	NV	1997	982	315	94%	902	0.92
Camden Pointe	Las Vegas	NV	1996	983	252	94%	852	0.87
Camden Summit (1)	Henderson	NV	1995	1,187	234	94%	1,182	1.00
Camden Tiara (1)	Las Vegas	NV	1996	1,043	400	96%	941	0.90
Camden Vintage	Las Vegas	NV	1994	978	368	93%	798	0.82
Oasis Bay (1)	Las Vegas	NV	1990	876	128	92%	854	0.98
Oasis Crossing (1)	Las Vegas	NV	1996	983	72	97%	854	0.87
Oasis Emerald (1)	Las Vegas	NV	1988	873	132	93%	734	0.84
Oasis Gateway (1)	Las Vegas	NV	1997	1,146	360	92%	891	0.78
Oasis Island (1)	Las Vegas	NV	1990	901	118	91%	717	0.80
Oasis Landing (1)	Las Vegas	NV	1990	938	144	94%	787	0.84
Oasis Meadows (1)	Las Vegas	NV	1996	1,031	383	93%	830	0.80
Oasis Palms (1)	Las Vegas	NV	1989	880	208	90%	776	0.88
Oasis Pearl (1)	Las Vegas	NV	1989	930	90	96%	785	0.84
Oasis Place (1)	Las Vegas	NV	1992	440	240	91%	582	1.32
Oasis Ridge (1)	Las Vegas	NV	1984	391	477	86%	514	1.31
Oasis Sierra (1)	Las Vegas	NV	1998	923	208	96%	871	0.94
Oasis Springs (1)	Las Vegas	NV	1988	838	304	90%	722	0.86
Oasis Vinings (1)	Las Vegas	NV	1994	1,152	234	93%	823	0.71
TOTAL NEVADA	29	Properties		903	8,016	93%	828	0.92

CAMDEN	COMMUNITY TABLE
Community Statistics as of 6/30/09

							2Q09 Avg
			Year Placed	Average	Apartment	2Q09 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.
Camden Ballantyne	Charlotte	NC	1998	1,045	400	93%	813	0.78
Camden Cotton Mills	Charlotte	NC	2002	905	180	96%	1,172	1.30
Camden Dilworth	Charlotte	NC	2006	857	145	96%	1,134	1.32
Camden Fairview	Charlotte	NC	1983	1,036	135	96%	792	0.76
Camden Forest	Charlotte	NC	1989	703	208	89%	593	0.84
Camden Foxcroft (3)	Charlotte	NC	1979	940	156	91%	737	0.78
Camden Grandview	Charlotte	NC	2000	1,057	266	95%	1,271	1.20
Camden Habersham	Charlotte	NC	1986	773	240	94%	620	0.80
Camden Park Commons	Charlotte	NC	1997	861	232	94%	661	0.77
Camden Pinehurst	Charlotte	NC	1967	1,147	407	94%	742	0.65
Camden Sedgebrook	Charlotte	NC	1999	972	368	94%	758	0.78
Camden Simsbury	Charlotte	NC	1985	874	100	95%	733	0.84
Camden South End Square	Charlotte	NC	2003	882	299	94%	1,025	1.16
Camden Stonecrest	Charlotte	NC	2001	1,098	306	93%	871	0.79
Camden Touchstone	Charlotte	NC	1986	899	132	96%	728	0.81
Total Charlotte	15	Properties		961	3,574	94%	842	0.88

Camden Crest	Raleigh	NC	2001	1,013	438	93%	736	0.73
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	92%	789	0.75
Camden Lake Pine	Apex	NC	1999	1,066	446	95%	757	0.71
Camden Manor Park	Raleigh	NC	2006	966	484	94%	795	0.82
Camden Overlook	Raleigh	NC	2001	1,060	320	95%	839	0.79
Camden Reunion Park	Apex	NC	2000/2004	972	420	93%	646	0.66
Camden Westwood	Morrisville	NC	1999	1,027	354	96%	732	0.71
Total Raleigh	7	Properties		1,017	2,704	94%	753	0.74

TOTAL NORTH CAROLINA	22	Properties		985	6,278	94%	803	0.82

Camden Valleybrook	Chadds Ford	PA	2002	992	352	95%	1,257	1.27
TOTAL PENNSYLVANIA	1	Property		992	352	95%	1,257	1.27

Camden Amber Oaks (1) (2)	Austin	TX	2009	862	348	Lease-up	855	0.99
Camden Cedar Hills (2)	Austin	TX	2008	911	208	93%	906	1.00
Camden Gaines Ranch	Austin	TX	1997	955	390	93%	932	0.98
Camden Huntingdon	Austin	TX	1995	903	398	94%	725	0.80
Camden Laurel Ridge	Austin	TX	1986	702	183	93%	604	0.86
Camden Ridgecrest	Austin	TX	1995	855	284	94%	672	0.79
Camden South Congress (1)	Austin	TX	2001	975	253	95%	1,314	1.35
Camden Stoneleigh	Austin	TX	2001	908	390	95%	846	0.93
Total Austin	8	Properties		894	2,454	94%	857	0.96

Camden Breakers	Corpus Christi	TX	1996	868	288	94%	882	1.02
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	95%	669	0.86
Camden Miramar (4)	Corpus Christi	TX	1994-2004	482	778	75%	873	1.81
Total Corpus Christi	3	Properties		632	1,410	95%	825	1.31

Camden Addison (1)	Addison	TX	1996	942	456	96%	809	0.86
Camden Buckingham	Richardson	TX	1997	919	464	97%	781	0.85
Camden Centreport	Ft. Worth	TX	1997	911	268	96%	764	0.84
Camden Cimarron	Irving	TX	1992	772	286	96%	789	1.02
Camden Farmers Market	Dallas	TX	2001/2005	932	904	95%	894	0.96
Camden Gardens	Dallas	TX	1983	652	256	93%	558	0.86
Camden Glen Lakes	Dallas	TX	1979	877	424	95%	772	0.88
Camden Legacy Creek	Plano	TX	1995	831	240	96%	807	0.97
Camden Legacy Park	Plano	TX	1996	871	276	97%	837	0.96
Camden Oasis	Euless	TX	1986	548	602	90%	543	0.99
Camden Springs	Dallas	TX	1987	713	304	92%	565	0.79
Camden Valley Creek	Irving	TX	1984	855	380	94%	663	0.77
Camden Valley Park (3)	Irving	TX	1986	743	516	81%	692	0.93
Camden Valley Ridge	Irving	TX	1987	773	408	94%	589	0.76
Camden Westview	Lewisville	TX	1983	697	335	93%	614	0.88
Total Dallas/Ft. Worth	15	Properties		808	6,119	94%	722	0.89

CAMDEN	COMMUNITY TABLE
Community Statistics as of 6/30/09

							2Q09 Avg
			Year Placed	Average	Apartment	2Q09 Avg	Monthly Rental Rate
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.
Camden Baytown	Baytown	TX	1999	844	272	95%	869	1.03
Camden City Centre	Houston	TX	2007	932	379	97%	1,375	1.48
Camden Creek	Houston	TX	1984	639	456	96%	594	0.93
Camden Greenway	Houston	TX	1999	861	756	96%	1,025	1.19
Camden Holly Springs (1)	Houston	TX	1999	934	548	95%	887	0.95
Camden Midtown	Houston	TX	1999	844	337	96%	1,216	1.44
Camden Oak Crest	Houston	TX	2003	870	364	96%	826	0.95
Camden Park (1)	Houston	TX	1995	866	288	97%	788	0.91
Camden Plaza (1)	Houston	TX	2007	915	271	92%	1,282	1.40
Camden Royal Oaks	Houston	TX	2006	923	236	91%	1,077	1.17
Camden Steeplechase	Houston	TX	1982	748	290	95%	629	0.84
Camden Stonebridge	Houston	TX	1993	845	204	97%	827	0.98
Camden Sugar Grove (1)	Stafford	TX	1997	921	380	95%	864	0.94
Camden Vanderbilt	Houston	TX	1996/1997	863	894	97%	1,137	1.32
Camden Whispering Oaks (2)	Houston	TX	2008	934	274	Lease-up	1,034	1.11
Total Houston	15	Properties		861	5,949	96%	976	1.13

TOTAL TEXAS	41	Properties		825	15,932	95%	847	1.03

	182	Properties		917	62,946	94%	$949	$1.03

Communities owned through investment in joint venture.
Completed communities in lease-up as of June 30, 2009 are excluded from total occupancy numbers.
Communities under redevelopment during 2Q09 are excluded from total occupancy numbers.
Miramar is a student housing community which is excluded from total occupancy numbers.